SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               HIGHLANDS CAPITAL TRUST I                                  HIGHLANDS BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)      (Exact Name of Registrant as Specified in its Charter)

                       Delaware                                                    Virginia
       (State of Incorporation or Organization)                    (State of Incorporation or Organization)

                                                                                  54-1796693
          (I.R.S. Employer Identification No.)                       (I.R.S. Employer Identification No.)

            c/o Highlands Bankshares, Inc.
                 340 West Main Street                                        340 West Main Street
               Abingdon, Virginia 24210                                    Abingdon, Virginia 24210
       (Address of Principal Executive Offices)                    (Address of Principal Executive Offices)

If this form relates to the registration of a class of       If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act     securities pursuant to Section 12(g) of the Exchange
and is effective pursuant to General Instruction A.(c),      Act and is effective pursuant to General Instruction
please check the following box.  [  ]                        A.(d), please check the following box.  [ X ]

Securities Act registration statement file number to which this form relates:

                                    333-37917 and 333-37917-01   (If applicable)
                                 --------------------------------

        Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                           Name of Each Exchange on Which
   to be so Registered                           Each Class is to be Registered

          none                                                none


        Securities to be registered pursuant to Section 12(g) of the Act:

                           $2.3125 Capital Securities
                (Liquidation Amount $25.00 per Capital Security)
                     and the Guarantee with respect thereto
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrants' Securities to be Registered.

         This registration statement relates to the registration under Section 12(g) of the Securities Exchange Act of 1934, as amended, of the $2.3125 Capital Securities (Liquidation Amount $25.00 per Capital Security) of Highlands Capital Trust I (the "Capital Securities"), a Delaware business trust (the "Trust"), and the guarantee with respect to the Capital Securities issued by Highlands Bankshares, Inc. (the "Guarantee"), a Virginia corporation (the "Company", and, together with the Trust, the "Registrants"). The descriptions of the Capital Securities and the Guarantee to be registered hereunder are set forth under the captions "Description of Capital Securities" and "Description of Guarantee," respectively, in the Prospectus filed by the Registrants with the Securities and Exchange Commission on January 14, 1998 pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended, and is hereby incorporated by reference. The Prospectus was filed in connection with the Registrants' Registration Statement on Form S-2, which was declared effective by the Commission on January 14, 1998.


Item 2.  Exhibits

         4.1 Certificate of Trust of the Trust, included as Exhibit 4.1 to the Registrants' Registration Statement on Form S-1, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

         4.2 Form of Amended and Restated Declaration of Trust of the Trust, included as Exhibit 4.2 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

         4.3 Form of Junior Subordinated Indenture between Highlands Bankshares, Inc. and Wilmington Trust Company, as Trustee, included as Exhibit 4.3 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

         4.4 Form of Capital Security, included as Exhibit 4.2 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

         4.5    Form of Junior  Subordinated Debt security,  included in Exhibit
                4.3 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

         4.6 Form of Guarantee Agreement with respect to Trust Securities issued by Highlands Capital Trust I, included in Exhibit 4.6 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

         4.7 Form of Escrow Agreement among McKinnon & Company, Inc., the Trust, the Company and Wilmington Trust Company, included in
                Exhibit 4.7 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and
                incorporated herein by reference.

         4.8    Articles of  Incorporation  of the Company,  included in Exhibit
                3.1 to the Registrants' Registration Statement on Form 8-A, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

         4.9 Bylaws of the Company, included in Exhibit 3.2 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        HIGHLANDS CAPITAL TRUST I



Dated:  December 13, 1999               By: /s/ Samuel L. Neese
                                            ------------------------------------
                                            Samuel L. Neese
                                            Administrative Trustee



Dated:  December 13, 1999               By: /s/ James T. Riffe
                                            ------------------------------------
                                            James T. Riffe
                                            Administrative Trustee



                                        HIGHLANDS BANKSHARES, INC.



Dated:  December 13, 1999               By: /s/ Samuel L. Neese
                                            ------------------------------------
                                            Samuel L. Neese
                                            Executive Vice President and
                                            Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit No.                        Description
-----------                        -----------

   4.1 Certificate of Trust of the Trust, included as Exhibit 4.1 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

   4.2 Form of Amended and Restated Declaration of Trust for the Trust, included as Exhibit 4.2 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

   4.3 Form of Junior Subordinated Indenture between Highlands Bankshares, Inc. and Wilmington Trust Company, as Trustee, included as Exhibit 4.3 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

   4.4        Form  of  Capital  Security,   included  in  Exhibit  4.2  to  the
              Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

   4.5 Form of Junior Subordinated Debt Security, included in Exhibit 4.3 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

   4.6 Form of Guarantee Agreement with respect to Trust Securities issued by the Trust, included in Exhibit 4.6 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

   4.7 Form of Escrow Agreement among McKinnon & Company, Inc., the Trust, the Company and Wilmington Trust Company, included in
              Exhibit 4.7 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and
              incorporated herein by reference.

   4.8 Articles of Incorporation of the Company, included in Exhibit 3.1 to the Registrants' Registration Statement on Form 8-A, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.

   4.9 Bylaws of the Company, included in Exhibit 3.2 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-37917 and 333-37917-01, and incorporated herein by reference.